Investments - Summary of Investments (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Listed
Cost	$ 143.0	$ 62.9
Less: Accumulated impairments	(45.5)	(45.0)
Net unrealised loss on revaluation	(8.1)	(7.4)
Translation adjustment	9.6	0.0
Carrying value	99.0	10.5
Market value	99.0	10.5
Unlisted
Carrying value at cost	0.1	3.3
Derivative instruments
Total investments	104.6	19.7
Warrant [Member]
Derivative instruments
Warrants	$ 5.5	$ 5.9